UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) off The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 14, 2016

OMNICANNA HEALTH SOLUTIONS, INC.

(Exact name of registrant as specified in charter)

Nevada	002-41703	90-0156146
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2910 North Powers Boulevard, Suite 125 Colorado Springs, Colorado	80922
(Address of principal executive offices)	(Zip Code)

1-866-326-5595

Registrant’s telephone number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers.

On September 14, 2016, a shareholder holding majority voting power of the shares of Omnicanna Health Solutions, Inc. (the “Company”), by written consent, considered it expedient and in the interests of the Company to remove Chad S. Johnson and Dr. Dorothy Bray as directors of the Company and appoint Benjamin C.K. Tam as a director. Also, on the same day, the Company’s Board of Directors acted by written consent to remove Chad S. Johnson as an officer of the Company and appointed Robert Kane as Chief Operating Officer and Benjamin C.K. Tam as Secretary of the Company.

Also on September 14, 2016, the Board of Directors of the Company received Robert Kane’s resignation as Chief Financial Officer and appointed Benjamin C.K. Tam as Chief Financial Officer. For the sake of clarity, the following are the current officers and directors of the Company:

Greta Gaines, President, Chief Executive Officer and Director;

Robert Kane, Chief Operating Officer and Director;

Benjamin C.K. Tam, Treasurer, Secretary, Chief Financial Officer and Director; and

Mario Lap, Director.

Benjamin C.K. Tam has worked as a contract controller for a chain of grocery stores since May 2013. Prior to that he served as Chief Financial Officer of Ever88 Entertainment N.V. from 2010 to 2013, Chief Financial Officer of CGTV Games Limited from 2006 to 2010, Chief Financial Officer of Digifonica Canada Limited and Molaris Corp. from 2005 to 2006, Public Accountant and Consultant from 1996 to 2005, Chief Financial Officer/Chief Executive Officer and Director of Darius Technology Ltd from 1987 to 1996, and Vice-President of Finance and Director of Bulldog Bag Ltd from 1978 to 1987.

Mr. Tam is a member of Chartered Professional Accountants (CPA) / Certified General Accountant (CGA) and obtained his CGA through University of British Columbia. He also holds a diploma of Business Administration from Lethbridge Community College, Alberta.

Mr. Tam will serve as a Company director and officer until his duly elected successor is appointed or his resignation. There are no arrangements or understandings between Mr. Tam any other person pursuant to which he was selected as an officer or director. There are no family relationships between Mr. Tam and any of the Company’s officers or directors.

Mr. Kane will serve as a Company director and officer until his duly elected successor is appointed or his resignation. There are no arrangements or understandings between Mr. Kane any other person pursuant to which he was selected as an officer or director. There are no family relationships between Mr. Kane and any of the Company’s officers or directors.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OMNICANNA HEALTH SOLUTIONS, INC.
Date: September 20, 2016	/s/ Greta Gaines
Greta Gaines, President, C.E.O. & Director

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